UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2009

Tyson Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or other jurisdiction)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2200 Don Tyson Parkway, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant's principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a), (b) The Audit Committee (the "Audit Committee") of the Board of Directors of Tyson Foods, Inc. (the "Company") recently conducted a competitive process to determine the Company's independent registered public accounting firm for the Company's 2010 fiscal year beginning October 4, 2009. The Audit Committee invited four national accounting firms to participate in this process, including Ernst & Young LLP ("E&Y"), the Company's independent registered public accounting firm. As a result of this process, effective June 8, 2009, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm for the Company's 2010 fiscal year.

Also effective June 8, 2009, the Audit Committee informed E&Y that it will be dismissed as the Company's independent registered public accounting firm no later than the date of the filing of the Company's Form 10-K for the 2009 fiscal year.

During the fiscal years ended September 29, 2007 and September 27, 2008 and the subsequent interim period through June 8, 2009, the Company had (i) no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to E&Y's satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

E&Y's reports on the Company's consolidated financial statements for the fiscal years ended September 29, 2007 and September 27, 2008 do not contain any adverse opinion or disclaimer of opinion, nor are qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 29, 2007 and September 27, 2008 and the subsequent interim period through June 8, 2009, neither the Company nor anyone on its behalf has consulted with PwC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided E&Y a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that E&Y furnish the Company with a letter addressed to the SEC stating whether or not E&Y agrees with the above statements.  A copy of such letter, dated June 12, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number	Description

16.1	Letter of Ernst & Young LLP dated June 12, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

By:	/s/ R. Read Hudson
Name:	R. Read Hudson
Title:	Vice President, Associate General

Counsel and Secretary

Date:	June 12, 2009